UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2011
MarineMax, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14173	59-3496957

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18167 U.S. Highway 19 North, Suite 300, Clearwater, Florida	33764

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 727-531-1700
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02	Results of Operations and Financial Condition.
On April 29, 2011, MarineMax, Inc. issued a press release announcing its results of operations for its second fiscal quarter ended March 31, 2011. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information in this Report of Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits.
Press release of MarineMax, Inc. dated April 29, 2011, reporting the financial results for the second fiscal quarter ended March 31, 2011.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.
April 29, 2011	By:	/s/ Michael H. McLamb
		Name:	Michael H. McLamb
		Title:	Executive Vice President, Chief Financial Officer and Secretary

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Exhibit Index

Exhibit
No.	Description

99.1	Press release of MarineMax, Inc. dated April 29, 2011, reporting the financial results for the second fiscal quarter ended March 31, 2011.